UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PubMatic, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V93017-P48220  *Please check the meeting materials for any special requirements for meeting attendance.  PUBMATIC, INC. 601 MARSHALL ST.  REDWOOD CITY, CA 94063  PUBMATIC, INC.  2026 Annual Meeting  Vote by May 28, 2026  11:59 PM ET  You invested in PUBMATIC, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 29, 2026.  Get informed before you vote  View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the  material(s) by requesting prior to May 15, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 29, 2026  9:00 a.m. Pacific Time  Virtually at: www.virtualshareholdermeeting.com/PUBM2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  1. Election of Directors  For  Nominees:  Susan Daimler 04) Rajeev K. Goel 07) Nick Mehta  Shelagh Glaser 05) Anton Hanebrink 08) Jacob Shulman  Amar K. Goel 06) Ramon Jones  2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.  For  3. To approve, on a non-binding advisory basis, the compensation of our named executive officers.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  V93018-P48220  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.